EXHIBIT 21

SUBSIDIARIES OF ICONIX BRAND GROUP, INC

Bright Star Footwear LLC

a New Jersey limited liability company

Badgley Mischka Licensing LLC

a Delaware limited liability company

IP Holdings and Management Corporation

a Delaware corporation

IP Holdings LLC

a Delaware limited liability company

IP Management LLC

a Delaware limited liability company

Licensing Acquisition Corp.

a Delaware corporation

Michael Caruso & Co., Inc.

a California corporation

Naxford Trading S.A. (inactive)

a Uruguay corporation

Ponca, Ltd. (inactive)

a Hong Kong corporation

Unzipped Apparel LLC

a Delaware limited liability company

Yulong Company Limited (inactive)

a British Virgin Islands corporation

Mossimo Holdings LLC

a Delaware limited liability company

Mossimo, Inc.

a Delaware corporation

Mossimo Management LLC

a Delaware limited liability company

OP Holdings LLC

a Delaware limited liability company

OP Holdings and Management Corporation

a Delaware corporation

Studio IP Holdings LLC

a Delaware limited liability company

Studio Holdings and Management Corporation

a Delaware corporation

Official Pillowtex LLC

a Delaware limited liability company

Pillowtex Holdings and Management LLC

a Delaware limited liability company

Scion LLC

a Delaware limited liability company

Artful Dodger LLC

a Delaware limited liability company

Icon JV Holdings LLC

a Delaware limited liability company

IP Holdings Unltd LLC

a Delaware limited liability company

MG Icon LLC

a Delaware limited liability company

Icon Entertainment LLC

a Delaware limited liability company

Peanuts Holdings LLC

a Delaware limited liability company

Peanuts Worldwide LLC

a Delaware limited liability company

Hardy Way LLC

a Delaware limited liability company

ZY Holdings LLC

a Delaware limited liability company

ZY Holdings and Management Corporation

a Delaware corporation

Sharper Image Holdings LLC

a Delaware limited liability company

Sharper Image Holdings and Management Corporation

a Delaware corporation

OP Japan Holdings Limited

a Cayman Islands exempted limited company